UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 19, 2003

                            Spectrum Control, Inc.
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              Exact name of registrant as specified in its charter

          Pennsylvania                  0-8796                   25-1196447
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(State or other jurisdiction of      (Commission              (I.R.S. Employer
        incorporation)                File Number)           Identification No.)

8031 Avonia Road;  Fairview, Pennsylvania                           16415
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:               (814) 474-2207
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        (Former name or former address , if changed since last report.)

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Item 7.     Financial Statements and Exhibits

            (c) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated
                           June 19, 2003

Item 12.    Results of Operations and Financial Condition

            The following information is being furnished pursuant to Item 12
            (a). This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

            On June 19, 2003, Spectrum Control, Inc. issued an earnings release announcing its financial results for the second quarter ended May 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   SPECTRUM CONTROL, INC.
                                                --------------------------
                                                       (Registrant)



Date:  June 19, 2003                           By:   /s/ John P. Freeman
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                                                         (Signature)
                                                     Senior Vice President
                                                   and Chief Financial Officer